Exhibit 99.1

200 Crossing Boulevard, Bridgewater, NJ  08807

Press Release:

SYNCHRONOSS TECHNOLOGIES, INC. ANNOUNCES

SECOND QUARTER 2014 FINANCIAL RESULTS

•	Non-GAAP total revenue of $103.6 million increases 22% year-over-year
•	Non-GAAP operating income of $25.9 million or a 25% operating margin driving non-GAAP EPS of $0.41, an increase of 32% year-over-year
•	Cloud Services revenue of $46.7 million increases 74% year-over-year

BRIDGEWATER, NJ – July 29, 2014  – Synchronoss Technologies, Inc. (NASDAQ: SNCR), the mobile innovation leader that provides cloud solutions and software-based activation for connected devices across the globe, today announced financial results for the second quarter of 2014.

“Synchronoss is pleased to report strong second quarter results that met or exceeded our expectations and were highlighted by 74% year-over-year Cloud Services revenue growth,” said Stephen G. Waldis, Founder and Chief Executive Officer of Synchronoss. “During the second quarter, we saw the number of new personal cloud subscribers accelerate as many of our mobile operator customers saw very positive business results, trends we expect to continue throughout the year.  It’s exciting to see our platforms becoming a vital component of our customers’ core business strategies.”

Waldis added, “We are also seeing positive trends in our Activation Services business that should drive double digit growth in the second half of the year.  At the same time, our customers’ early interest in our Synchronoss Integrated Life™ and emerging enterprise offerings provides additional revenue growth opportunities while continuing to diversify our business. We are confident in our ability to capitalize on the growing number of market opportunities.”

On a GAAP basis, Synchronoss reported net revenues of $103.5 million, representing an increase of 23% compared to the second quarter of 2013.  Gross profit was $62.2 million and income from operations was $13.8 million in the quarter.  Net income applicable to common stock was $8.4 million, leading to diluted earnings per share of $0.20, compared to $0.09 for the second quarter of 2013.

On a non-GAAP basis, Synchronoss reported net revenues for the second quarter, adjusted for the effect of certain acquisitions, of $103.6 million, an increase of 22% compared to the second quarter of 2013. Gross profit for the quarter was $63.7 million, representing a gross margin of 62%.  Income from operations was $25.9 million in the quarter, representing a year-over-year increase of 33% and an operating margin of 25%.  Net income was $16.8 million in the quarter, up from $12.3 million in the year ago period.  Diluted earnings per share were $0.41 for the quarter, an increase of 32% compared to $0.31 for the second quarter of 2013.

A reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading "Non-GAAP Financial Measures."

“Our second quarter results were strong from both a financial and operational perspective,” said Karen L. Rosenberger, Chief Financial Officer and Treasurer. “We continue to leverage the investments we are making to increase our global scale and create significant value for our customers and shareholders while driving top-line growth and achieving our profitability goals.”

Other Second Quarter and Recent Business Highlights:

•	Cloud Services non-GAAP revenue was $46.7 million, representing approximately 45% of total revenue.

•	Activation Services non-GAAP revenue was $56.9 million, representing approximately 55% of total revenue.

•

Subsequent to the end of the second quarter, Synchronoss acquired Voxmobili SA, a wholly-owned subsidiary of OnMobile Global Ltd., that currently provides the incumbent Network Address Books for several major Tier One carrier customers, for $26 million in cash. The acquisition of Voxmobili reinforces Synchronoss’ relationship with several of its current carrier customers while strengthening its competitive position in the Personal Cloud.

Conference Call Details

In conjunction with this announcement, Synchronoss will host a conference call today, July 29, 2014, at 8:30 a.m. (ET) to discuss the company's financial results.  To access this call, dial 800-322-2803 (domestic) or 617-614-4925 (international). The pass code for the call is 57324382. Additionally, a live web cast of the conference call will be available on the “Investor Relations” page on the company’s web site www.synchronoss.com.

Following the conference call, a replay will be available for a limited time at 888-286-8010 (domestic) or 617-801-6888 (international).  The replay pass code is 82481909.  An archived web cast of this conference call will also be available on the “Investor Relations” page of the company’s web site, www.synchronoss.com.

Non-GAAP Financial Measures

Synchronoss has provided in this release selected financial information that has not been prepared in accordance with GAAP. This information includes historical non-GAAP revenues, gross profit, operating income, net income, effective tax rate, earnings per share and cash flows from operating activities. Synchronoss uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Synchronoss’ ongoing operational performance. Synchronoss believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing its financial results with other companies in Synchronoss’ industry, many of which present similar non-GAAP financial measures to investors. As noted, the non-GAAP financial results discussed above add back the deferred revenue write-down associated with acquisitions, fair value stock-based compensation expense, acquisition-related costs, changes in the contingent consideration obligation, deferred compensation expense related to earn outs and amortization of intangibles associated with acquisitions.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed above. As previously mentioned, a reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release.

About Synchronoss Technologies, Inc.

Synchronoss Technologies, Inc. (NASDAQ:SNCR), is the mobile innovation leader that provides cloud solutions and software-based activation for connected devices across the globe. The company’s proven and scalable technology solutions allow customers to connect, synchronize and activate connected devices and services that empower enterprises and consumers to live in a connected world. For more information visit us at: www.synchronoss.com

Source: Synchronoss Technologies, Inc.

Forward-looking Statements

This document may include certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," “outlook” or words of similar meanings. These statements are based on our current beliefs or expectations and are inherently subject to various risks and uncertainties, including those set forth under the caption "Risk Factors" in Synchronoss’ Annual Report on Form 10-K for the year ended December 31, 2013 and other documents filed with the U.S. Securities and Exchange Commission. Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors. Synchronoss does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

Synchronoss, Synchronoss Personal Cloud, Synchronoss Integrated Life, Synchronoss Workspace and the Synchronoss logo are trademarks of Synchronoss Technologies, Inc. All other trademarks are property of their respective owners.

SOURCE: Synchronoss Technologies, Inc.

Synchronoss Technologies, Inc.

Investor:

Brian Denyeau, 646-277-1251

investor@synchronoss.com

or

Media:

Stacie Hiras, 908-547-1260

stacie.hiras@synchronoss.com

SYNCHRONOSS TECHNOLOGIES, INC.

BALANCE SHEETS

(in thousands, except per share data)

(Unaudited)

	June 30, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$66,940	$63,512
Marketable securities	13,540	9,105
Accounts receivable, net of allowance for doubtful accounts of $321 and $237 at June 30, 2014 and December 31, 2013, respectively	86,681	64,933
Prepaid expenses and other assets	24,705	19,451
Deferred tax assets	3,780	4,626
Total current assets	195,646	161,627
Marketable securities	3,582	4,988
Property and equipment, net	102,696	106,106
Goodwill	140,282	137,743
Intangible assets, net	99,808	101,963
Deferred tax assets	4,150	4,210
Other assets	9,413	10,382
Total assets	$555,577	$527,019

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,976	$9,528
Accrued expenses	29,264	37,919
Deferred revenues	12,279	15,372
Contingent consideration obligation	6,616	22
Total current liabilities	56,135	62,841
Lease financing obligation - long term	9,258	9,252
Contingent consideration obligation - long-term	—	4,468
Other liabilities	3,577	2,819
Stockholders’ equity:
Preferred stock, $0.0001 par value; 10,000 shares authorized, 0 shares issued and outstanding at June 30, 2014 and December 31, 2013	—	—
Common stock, $0.0001 par value; 100,000 shares authorized, 45,565 and 44,456 shares issued; 41,798 and 40,663 outstanding at June 30, 2014 and December 31, 2013, respectively	4	4
Treasury stock, at cost (3,767 and 3,793 shares at June 30, 2014 and December 31, 2013, respectively)	(66,770)	(67,104)
Additional paid-in capital	415,827	393,644
Accumulated other comprehensive loss	(221)	(723)
Retained earnings	137,767	121,818
Total stockholders’ equity	486,607	447,639
Total liabilities and stockholders’ equity	$555,577	$527,019

SYNCHRONOSS TECHNOLOGIES, INC.

STATEMENT OF INCOME

(in thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013

Net revenues	$103,451	$83,848	$201,928	$162,124
Costs and expenses:
Cost of services (1)(2)(3)*	41,290	35,527	81,269	67,658
Research and development (1)(2)(3)	17,305	16,358	32,845	33,076
Selling, general and administrative (1)(2)(3)	17,149	14,943	34,274	29,595
Net change in contingent consideration obligation	115	1,743	1,326	2,176
Restructuring charges	—	—	—	5,172
Depreciation and amortization	13,758	9,610	26,024	18,579
Total costs and expenses	89,617	78,181	175,738	156,256
Income from operations	13,834	5,667	26,190	5,868
Interest income	62	197	111	283
Interest expense	(279)	(247)	(699)	(479)
Other income (expense) (4)	256	301	1,052	43
Income before income tax expense	13,873	5,918	26,654	5,715
Income tax expense	(5,509)	(2,506)	(10,705)	(1,827)
Net income	$8,364	$3,412	$15,949	$3,888

Net income per common share:
Basic	$0.21	$0.09	$0.40	$0.10
Diluted	$0.20	$0.09	$0.39	$0.10

Weighted-average common shares outstanding:
Basic	40,139	38,551	39,961	38,368
Diluted	40,978	39,523	40,878	39,367

* Cost of services excludes depreciation and amortization which is shown separately.

(1) Amounts include fair value stock-based compensation as follows:
Cost of services	$1,454	$1,204	$2,712	$2,404
Research and development	1,375	1,650	2,645	2,946
Selling, general and administrative	4,011	3,276	7,325	5,690
Total fair value stock-based compensation expense	$6,840	$6,130	$12,682	$11,040

(2) Amounts include acquisition costs as follows:
Cost of services	$—	$—	$31	$—
Research and development	29	—	77	—
Selling, general and administrative	214	363	353	937
Total acquisition costs	$243	$363	$461	$937

(3) Amounts include fair value earn-out cash and stock compensation as follows:
Cost of services	$16	$304	$16	$247
Research and development	—	171	—	105
Selling, general and administrative	408	239	832	190
Total fair value earn-out cash and stock compensation expense	$424	$714	$848	$542

(4) Amounts include Fx change of the contingent consideration obligation as follows:
Other income	$—	$(15)	$—	$15

SYNCHRONOSS TECHNOLOGIES, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013

Non-GAAP financial measures and reconciliation:

GAAP Revenue	$103,451	$83,848	$201,928	$162,124
Add: Deferred revenue write-down	109	1,342	333	2,546
Non-GAAP Revenue	$103,560	$85,190	$202,261	$164,670

GAAP Revenue	$103,451	$83,848	$201,928	$162,124
Less: Cost of services	41,290	35,527	81,269	67,658
GAAP Gross Margin	62,161	48,321	120,659	94,466
Add: Deferred revenue write-down	109	1,342	333	2,546
Add: Fair value stock-based compensation	1,454	1,204	2,712	2,404
Add: Acquisition and restructuring costs	—	—	31	—
Add: Deferred compensation expense - earn-out	16	304	16	247
Non-GAAP Gross Margin	$63,740	$51,171	$123,751	$99,663
Non-GAAP Gross Margin %	62%	60%	61%	61%

GAAP income from operations	$13,834	$5,667	$26,190	$5,868
Add: Deferred revenue write-down	109	1,342	333	2,546
Add: Fair value stock-based compensation	6,840	6,130	12,682	11,040
Add: Acquisition and restructuring costs	243	363	461	6,109
Add: Net change in contingent consideration obligation	115	1,743	1,326	2,176
Add: Deferred compensation expense - earn-out	424	714	848	542
Add: Amortization expense	4,383	3,525	8,296	7,147
Non-GAAP income from operations	$25,948	$19,484	$50,136	$35,428

GAAP net income attributable to common stockholders	$8,364	$3,412	$15,949	$3,888
Add: Deferred revenue write-down, net of tax	75	810	226	1,601
Add: Fair value stock-based compensation, net of tax	4,721	3,719	8,612	6,943
Add: Acquisition and restructuring costs, net of taxes	168	69	313	3,842
Add: Net change in contingent consideration obligation, net of Fx change, net of tax	115	1,758	1,326	2,161
Add: Deferred compensation expense - earn-out, net of tax	293	454	576	341
Add: Amortization expense, net of tax	3,025	2,116	5,634	4,495
Non-GAAP net income	$16,761	$12,338	$32,636	$23,271

Diluted non-GAAP net income per share	$0.41	$0.31	$0.80	$0.59
Weighted shares outstanding - Diluted	40,978	39,523	40,878	39,367

SYNCHRONOSS TECHNOLOGIES, INC.

STATEMENT OF CASH FLOWS

(in thousands)

(Unaudited)

	Six Months Ended June 30,
	2014	2013
Operating activities:
Net income	$15,949	$3,888
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	26,024	18,579
Loss on disposal of asset	—	32
Amortization of bond premium	166	149
Deferred income taxes	2,128	(1,137)
Non-cash interest on leased facility	460	462
Stock-based compensation	12,682	11,040
Changes in operating assets and liabilities:
Accounts receivable, net of allowance for doubtful accounts	(21,806)	985
Prepaid expenses and other current assets	(3,913)	807
Other assets	933	(444)
Accounts payable	(2,220)	3,364
Accrued expenses	(10,095)	(8,658)
Contingent consideration obligation	2,127	2,672
Excess tax benefit from the exercise of stock options	(1,224)	—
Other liabilities	1,152	511
Deferred revenues	(3,160)	1,082
Net cash provided by operating activities	19,203	33,332

Investing activities:
Purchases of fixed assets	(15,672)	(37,728)
Purchases of marketable securities available-for-sale	(4,070)	(3,496)
Maturities of marketable securities available-for-sale	880	9,391
Business acquired, net of cash	(6,322)	—
Net cash used in investing activities	(25,184)	(31,833)

Financing activities:
Proceeds from the exercise of stock options	7,870	10,630
Excess tax benefit from the exercise of stock options	1,224	—
Proceeds from the sale of Treasury Stock in connection with an employee stock purchase plan	740	670
Payments on capital obligations	(618)	(910)
Net cash provided by financing activities	9,216	10,390
Effect of exchange rate changes on cash	193	(1,713)
Net increase in cash and cash equivalents	3,428	10,176
Cash and cash equivalents at beginning of period	63,512	36,028
Cash and cash equivalents at end of period	$66,940	$46,204

SYNCHRONOSS TECHNOLOGIES, INC.

Reconciliation of GAAP to Non-GAAP Cash Provided by Operating Activities

(in thousands)

(Unaudited)

	Six Months Ended June 30,
	2014	2013

Non-GAAP cash provided by operating activities and reconciliation:

Net cash provided by operating activities (GAAP)	$19,203	$33,332
Add: Tax benefits from stock options exercised	1,224	—
Adjusted cash flow provided by operating activities (Non-GAAP)	$20,427	$33,332